UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 15, 2016

CACHET FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18671 Lake Drive East

Southwest Tech Center A

Minneapolis, MN 55317

(Address of principal executive offices) (Zip Code)

(952) 698-6980

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 9, 2016, Cachet Financial Solutions, Inc., a Delaware corporation (“Cachet”), entered into securities purchase agreements with four accredited investors (the “Investors”), pursuant to which Cachet issued convertible promissory notes with an aggregate principal balance of $1,800,000 (the “Notes”). The Investors have funded $1,200,000 of principal due under the Notes and after giving effect to original issue discount Cachet has received proceeds of $1,000,000. Upon the mutual consent of Cachet and the Investors, the Investors will fund an additional $600,000 of principal under the Notes for which Cachet will received proceeds of $500,000 after giving effect to original issue discount. The Notes do not bear interest and are due six months from June 9, 2016. Amounts funded under the Notes are convertible into shares of the common stock of Cachet (the “Common Stock”), at 60% of the lowest VWAP of the Common Stock for the 21 consecutive trading days preceding conversion. The Notes are only convertible into Common Stock following an event of default but not earlier than six months and three days after issuance. Cachet must pay the Investors 120% of the principal amount due upon prepayment, an event of default or upon maturity.

Cachet also issued the Investors common stock purchase warrants (the “Warrants”) to purchase up to 4,500,000 shares of Common Stock at an exercise price of $0.40 for five years from June 9, 2016. The Warrants provide that 3,000,000 shares are immediately exercisable and the balance of 1,500,000 shares will be exercisable when the final amount of principal is funded under the Notes.

Cachet also granted the Investors certain piggy-back registration rights. If the Notes are not been paid in full when due, if Cachet later files a registration statement it must give the Investors notice of that fact and the opportunity for the Investors to register the sale of the Common Stock that the Notes are convertible into pursuant to the registration statement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 hereof is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 hereof is incorporated herein by reference.

(d) Exhibits:

Exhibit	Description

10.1	Form of Securities Purchase Agreement dated June 9, 2016 (together with form of registration rights agreement, convertible promissory note and warrant)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHET FINANCIAL SOLUTIONS, INC.:
(Registrant)

By:	/s/ Bryan D. Meier
Bryan D. Meier
Executive Vice President and
Chief Financial Officer

Dated:	June 15, 2016